EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
GST Telecommunications, Inc.:

We consent to the use of our report, dated November 22, 1996, incorporated herein by reference in the Registration Statement on Form S-4, dated September 26, 1997, of GST Telecommunications, Inc. and GST Equipment Funding, Inc. and to the reference to our firm under the heading "Experts" in the registration statement.



                                             /s/ KPMG PEAT MARWICK LLP
                                             -------------------------
                                                 KPMG Peat Marwick LLP


Portland, Oregon
September 26, 1997